UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2007
BALLY TOTAL FITNESS HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13997	36-3228107

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8700 West Bryn Mawr Avenue, Chicago, Illinois		60631

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (773) 380-3000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
BALLY TOTAL FITNESS HOLDING CORPORATION
FORM 8-K
Current Report
Item 1.01 Entry Into a Material Definitive Agreement
     On May 14, 2007, Bally Total Fitness Holding Corporation (the “Company”) entered into a Limited Waiver and Forbearance Agreement (the “Senior Notes Forbearance Agreement”) with holders representing over 80% of the aggregate principal amount outstanding of its 10 1/2% Senior Notes due 2011 (the “Senior Notes”). The Company issued the Senior Notes under the Indenture, dated as of July 2, 2003 (the “Senior Notes Indenture”), between the Company, the Guarantors party thereto and U.S. Bank National Association, as trustee. Pursuant to the Senior Notes Forbearance Agreement, holders of the Senior Notes waived certain defaults under the Senior Notes Indenture and agreed to forbear from exercising any related remedies until July 13, 2007. Holders of the Senior Notes also consented to amend certain provisions of the Senior Notes Indenture in connection with the waiver of the defaults. The Company agreed to pay a one-time cash consent fee of $1.25 per $1,000 principal amount of Senior Notes to holders of the Senior Notes that executed the Senior Note Forbearance Agreement and consented to the related amendments to the Senior Notes Indenture by 5:00 p.m. EDT on May 14, 2007.
     A form of the Senior Notes Forbearance Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.
     On May 14, 2007, the Company also entered into a Limited Waiver and Forbearance Agreement (the “Senior Subordinated Notes Forbearance Agreement”) with holders representing over 80% of the aggregate principal amount outstanding of its 9 7/8% Senior Subordinated Notes due 2007 (the “Senior Subordinated Notes”). The Company issued the Senior Subordinated Notes under the Indenture, dated as of December 16, 1998 (the “Senior Subordinated Notes Indenture”), between the Company and U.S. Bank National Association, as trustee. Pursuant to the Senior Subordinated Notes Forbearance Agreement, holders of the Senior Subordinated Notes waived certain defaults under the Senior Subordinated Notes Indenture and agreed to forbear from exercising any related remedies until July 13, 2007. Holders of the Senior Subordinated Notes also consented to amend certain provisions of the Senior Subordinated Notes Indenture in connection with the waiver of the defaults. The Company did not pay a consent fee to holders of the Senior Subordinated Notes in connection with the Senior Subordinated Notes Forbearance Agreement.
     A form of the Senior Subordinated Notes Forbearance Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.
Item 8.01 Other Events
     On May 15, 2007, the Company issued a press release (the “Press Release”) announcing the execution of the Senior Notes Forbearance Agreement and the Senior Subordinated Notes Forbearance Agreement. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
10.1 Form of Senior Notes Forbearance Agreement.
10.2 Form of Senior Subordinated Notes Forbearance Agreement.
99.1 Press Release dated May 15, 2007.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY TOTAL FITNESS HOLDING CORPORATION
Registrant
Dated: May 17, 2007	/s/ Marc D. Bassewitz
Marc D. Bassewitz
Senior Vice President, Secretary and General Counsel